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Exhibit 10.10

TECHWELL, INC.

AMENDMENT NO. 1 TO THE

FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        THIS AMENDMENT NO. 1 TO THE FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT (this "Amendment") is made and entered into as of the 27th day of March, 2006 by and among TECHWELL, INC., a California corporation (the "Company"), and the signatories hereto, all of whom are parties to that certain Fourth Amended and Restated Rights Agreement dated as of March 11, 2005 (the "Rights Agreement").

RECITALS

        A.    The Company and certain stockholders of the Company (the "Stockholders") entered into the Rights Agreement in connection with the Company's Series F Preferred Stock financing.

        B.    Terms not otherwise defined herein shall have the meaning given to them in the Rights Agreement.

        C.    Pursuant to Section 4.7 of the Rights Agreement, any provision of the Rights Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of the Registrable Securities. Notwithstanding the foregoing, the amendment or waiver (either generally or in a particular instance and either retroactively or prospectively) of Sections 3.5, 3.6, 3.7, 3.8 and 3.10 of the Rights Agreement shall also require the written consent of the Holders of at least a majority of the outstanding shares of the Company's Series E Preferred Stock and Series E-1 Preferred Stock, voting as a single class on an as-converted basis, and the provisions of Section 3.1, Section 3.2 (b) and Section 3.3 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of sixty-six and two thirds percent (66 2/3%) of the Registrable Securities that are held by Major Investors. Any such amendment or waiver shall be binding on all of the Holders.

        D.    Section 2.16 of the Rights Agreement currently defines a "Qualified Offering" as the Company's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Act which results in aggregate gross cash proceeds to the Company in excess of $50,000,000 and the public offering price of which is not less than $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction).

        E.    On January 31, 2006, the Company's Board of Directors approved a change in the definition of "Qualified Offering" set forth in Section 2.16 of the Rights Agreement, such that a "Qualified Offering" shall mean the sale of the Company's Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Act which results in aggregate gross cash proceeds in excess of $50,000,000 to the Company and all holders of the Company's capital stock participating in such sale, including at least $25,000,000 in aggregate net proceeds of such sale to the Company, and the public offering price of which is not less than $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction).

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth and other due and valid consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Change in Definition of Qualifying IPO.    The parties hereto agree that Section 2.16 of the Rights Agreement shall be amended and replaced in its entirety with the following:

          "1.14    Termination of Registration Rights.    No Holder shall be entitled to exercise any right provided for in this Section 2: (a) after five (5) years following the consummation of the sale of the Company's Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Act which results in aggregate gross cash proceeds in excess of $50,000,000 to the Company and all holders of the Company's capital stock participating in such sale, including at least $25,000,000 in aggregate net proceeds of such sale to the Company, and the public offering price of which is not less than $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction) (a "Qualified Offering") or (b) at and after such time following the Company's initial public offering as such Holder holds Registrable Securities equal to one percent (1%) or less of the outstanding stock of the Company and is able to dispose of all of its Registrable Securities in any three-month period without registration pursuant to the provisions of Rule 144.

        2.    Effect of this Amendment.    Except as modified by this Amendment, all other terms and conditions of the Rights Agreement shall remain in full force and effect, and this Amendment shall be governed by all provisions thereof.

        3.    Defined Terms.    Capitalized terms used herein but not otherwise defined herein shall have the meanings as set forth in the Rights Agreement.

        4.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        5.    Facsimile Signatures.    This Amendment may be executed and delivered by facsimile and, upon such delivery, the facsimile will be deemed to have the same effect as if the original signature had been delivered to the other party. Each of the Stockholders and each future holder of Registrable Securities agrees to deliver to the Company the original signature copy. However, the failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Amendment.

[Remainder of this page intentionally left blank.]

2

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

TECHWELL, INC., a California corporation
By	/s/ MARK VOLL
Mark Voll Chief Financial Officer
Address:	408 East Plumeria Drive San Jose, CA 95134

[Stockholders'/Holders' signatures to follow.]

3

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Margrith Borer
(Printed Name of Investor)
By:	/s/ M. BORER
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Gregor Bucher
(Printed Name of Investor)
By:	/s/ GREGOR BUCHER
Title:	Mr., Individual Investor

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Chuen-Tsai Chang
(Printed Name of Investor)
By:	/s/ CHUEN-TSAI CHANG
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Pi-Hsun Chen
(Printed Name of Investor)
By:	/s/ PI-HSUN CHEN
Title:	Pi-Hsun Chen

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
China Century Venture Capital Co., Ltd.
(Printed Name of Investor)
By:	/s/ [ILLEGIBLE]
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
China International Venture Capital Co., Ltd.
(Printed Name of Investor)
By:	/s/ [ILLEGIBLE]
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Hsiang-Ying Chung
(Printed Name of Investor)
By:	/s/ HSIANG-YING CHUNG
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Sammy Chen (Chung)
(Printed Name of Investor)
By:	/s/ SAMMY CHEN
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Robert D. Cochran
(Printed Name of Investor)
By:	/s/ ROBERT D. COCHRAN
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
/s/ LIN KYONG JA
(Printed Name of Investor)
Dragonchamp International Limited
By:	Kyong
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Seiichi Nobuhara
(Printed Name of Investor)
By:	/s/ SEIICHI NOBUHARA
Title:	PRESIDENT & CEO, IBT VENTURES

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Jen-Ching Lee Fang
(Printed Name of Investor)
By:	/s/ JEN-CHING LEE FANG
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Credit Suisse Asset Management Funds, on behalf of: Credit Suisse Equity Fund High Tech
(Printed Name of Investor)
By:	/s/ G. WYSS MARC TROG
Gabriele Wyss Marc Trog
Title	VP AVP

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
GENESIS MICROCHIP INC.
(Printed Name of Investor)
By:	/s/ [Illegible]
Title:	SECRETARY

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
/s/ MINAJI HASHIMOTO
(Printed Name of Investor)
By:
Title:

TEHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
HOFER
(Printed Name of Investor)
By:	/s/ HOFER
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
CHIH-CHUN HU
(Printed Name of Investor)
By:	/s/ CHIH-CHUN HU
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Hiroyasu Ito
(Printed Name of Investor)
By:	/s/ HIROYASU ITO
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Tatsuo Ito
(Printed Name of Investor)
By:	/s/ TATSUO ITO
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
MARKUS JENNI
(Printed Name of Investor)
By:	/s/ MARKUS JENNI
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Daniel Kalin
(Printed Name of Investor)
By:	/s/ DANIEL KALIN
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Ibuki Kamei
(Printed Name of Investor)
By:	/s/ IBUKI KAMEI
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Nanaho Kamei
(Printed Name of Investor)
By:	/s/ NANAHO KAMEI
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Yojiro Kamei
(Printed Name of Investor)
By:	/s/ YOJIRO KAMEI
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Yoko Koike
(Printed Name of Investor)
By:	/s/ YOKO KOIKE
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Yutaka Konishi
(Printed Name of Investor)
By:	/s/ YUTAKA KONISHI
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Yi-Ching Lai
(Printed Name of Investor)
By:	/s/ YI-CHING LAI
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Urs Landolt
(Printed Name of Investor)
By:	/s/ URS LANDOLT
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Yueh-Chen Li
(Printed Name of Investor)
By:	/s/ YUEH-CHEN LI
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Mo Bei Lee
(Printed Name of Investor)
By:	/s/ MO BEI LEE
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Ching Li Lin
(Printed Name of Investor)
By:	/s/ CHING LI LIN
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Lin Yu Mei
(Printed Name of Investor)
By:	/s/ LIN YU MEI
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Fun Kai Liu
(Printed Name of Investor)
By:	/s/ FUN KAI LIU
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Chin Chi Lu
(Printed Name of Investor)
By:	/s/ CHIN CHI LU
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Mike Yihhuei Mah, Horshiang Mah
(Printed Name of Investor)
By:	/s/ MIKE YIHHUEI MAH, HORSHIANG MAH
Title:	MAH FAMILY TRUST

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
O.J. Meier
(Printed Name of Investor)
By:	/s/ O.J. MEIER
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Millennia 2000 Venture Capital Investment Limited Partnership
(Printed Name of Investor)
/s/ TATSUYA KUROYANAGI Tatsuya Kuroyanagi
General Partner President Millenia Venture Partners Co., Ltd

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Bernhard Moser
(Printed Name of Investor)
By:	/s/ B. MOSER
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Mou-Fu Investment Consultant Ltd.
(Printed Name of Investor)
By:	/s/ JENGTER LEE	Jengter Lee
Title:	Chairman

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
SVIC No. 4 New Technology Business Investment L.L.P.
(Printed Name of Investor)
By:	/s/ SANG-KI KIM
Title:	Sang-Ki Kim, C.E.O.

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
TsuTomu Ogishi
(Printed Name of Investor)
By:	/s/ TSUTOMU OGISHI
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Parakletos@Ventures
(Printed Name of Investor)
By:	/s/ [Illegible]
Title:	Managing Partner

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Ching-Hua Peng
(Printed Name of Investor)
By:	/s/ CHING-HUA PENG
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
MICHELE PORTER
(Printed Name of Investor)
By:	/s/ MICHELE PORTER
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Rutishauser
(Printed Name of Investor)
By:	/s/ B. RUTISHAUSER
Title:	[Illegible]

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
SANYO Semiconductor Corp.
(Printed Name of Investor)
By:	/s/ TAKASHI HANASAKI
Takashi Hanasaki
Title:	President

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Peter Schmid
(Printed Name of Investor)
By:	/s/ PETER SCHMID
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Urs Schmid
(Printed Name of Investor)
By:	/s/ URS SCHMID
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Joerg Schultz
(Printed Name of Investor)
By:	/s/ JOERG SCHULTZ
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Seris Mario
(Printed Name of Investor)
By:	/s/ MARIO SERIS
Title:	Managing Director

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Masaharu Shinya
(Printed Name of Investor)
By:	/s/ MASAHARU SHINYA
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Siliconware Investment Company Ltd.
(Printed Name of Investor)
By:	/s/ BOUGH L.
Title:	Chairman

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Markus Staubli
(Printed Name of Investor)
By:	/s/ MARKUS STAUBLI
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
TCV IV, L.P. TCV IV STRATEGIC PARTNERS, L.P.
BY:	TECHNOLOGY CROSSOVER MANAGEMENT IV, LLC
ITS:	GENERAL PARTNER
(Printed Name of Investor)
By:	/s/ CARLA S. NEWELL
Carla S. Newell
Title:	Attorney-in-fact

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:

(Printed Name of Investor)
By:	/s/ YU-MEI TANG
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
/s/ YIN-CHIEN TSAI
(Printed Name of Investor)
By:
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Philipp Vorndran
(Printed Name of Investor)
By:	/s/ PHILIPP VORNDRAN
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
AY-Liang Yang
(Printed Name of Investor)
By:	/s/ AY-LIANG YANG
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Aynang Yang
(Printed Name of Investor)
By:	/s/ AYNANG YANG
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
SHING-JEN YANG
(Printed Name of Investor)
By:	/s/ SHING-JEN YANG
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
The Yasuda Enterprise Development I, Limited Partnership
(Printed Name of Investor)
By:	/s/ KAZUSHIGE TACHIBANA
Kazushige Tachibana
Title:	President & Representative. Director
Yasuda Enterprise Development Co.,Ltd. General Partner

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:
STOCKHOLDERS/HOLDERS:
Frank Yu
(Printed Name of Investor)
By:	/s/ FRANK YU
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

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TECHWELL, INC. AMENDMENT NO. 1 TO THE FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT